As filed with the Securities and Exchange Commission on August 6, 2007

                                                             File No. 333-141120
                                                             File No. 811-22027

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

                           Pre-Effective Amendment No.                      [ ]

                           Post-Effective Amendment No. 1                   [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

                           Amendment No. 3                                  [X]

                                FUNDVANTAGE TRUST
               (Exact Name of Registrant as Specified on Charter)

                              301 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of Principal Executive Offices)(Zip Code)

                                 (302) 791-1851
                        (Registrant's Telephone Number)

                                  Joel L. Weiss
                              PFPC Worldwide, Inc.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Joseph V. Del Raso, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                              18th and Arch Streets
                             Philadelphia, PA 19103


It is proposed that this filing will become effective (check appropriate box).

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ________________ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on pursuant to paragraph (a)(1) of Rule 485
[X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on ______________ pursuant to paragraph (a)(2) of Rule 485

                              Subject to Completion

                   Preliminary Prospectus dated ________, 2007

  The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                   LATEEF FUND

                                       OF

                                FUNDVANTAGE TRUST

                                 CLASS A SHARES

                                 CLASS C SHARES

                                 CLASS I SHARES

--------------------------------------------------------------------------------


                                   PROSPECTUS

                               _____________, 2007


This prospectus gives vital information about the Lateef Fund (the "Fund"), including information on investment policies, risks and fees. The Fund is a separate series of FundVantage Trust (the "Trust") and is advised by Lateef Investment Management, L.P. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


A LOOK AT THE GOALS, STRATEGIES, RISKS     FUND DESCRIPTION..................................................3
AND EXPENSES OF THE FUND                      Investment Objective...........................................3
                                              Principal Investment Strategies................................3
                                              Principal Risks................................................3
                                              Investor Profile...............................................4
                                              Performance Information........................................4
                                              Fees and Expenses..............................................4
                                              Expense Example................................................4
                                           Financial Highlights..............................................5

                                           Additional information on investment strategies and risks.........5
                                                Principal Investment Strategies..............................5
                                                Principal Risk Information...................................6

DETAILS ON THE MANAGEMENT AND              Management of the Fund............................................7
OPERATIONS OF THE FUND                        Investment Adviser.............................................7
                                              Prior Related Performance of the Investment Adviser............7
                                              Portfolio Managers.............................................9
                                              Service Providers.............................................11

POLICIES AND INSTRUCTIONS FOR              Shareholder Information..........................................12
OPENING, MAINTAINING AND CLOSING              Pricing of Shares.............................................12
AN ACCOUNT IN THE FUND                        Purchase of Shares............................................12
                                              To Open an Account............................................16
                                              Redemption of Shares..........................................19
                                              To Redeem From Your Account...................................21
                                              Transaction Policies..........................................22
                                              Shareholder Services..........................................23
                                              Distributions.................................................24
                                              Taxes.........................................................24
                                           For More Information.....................................Back Cover


                                FUND DESCRIPTION

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Lateef Fund (the "Fund"), a non-diversified fund, seeks to provide principal preservation and, secondarily, long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund normally invests in the common stocks of approximately 15 to 25 mid- and large-cap companies (market capitalizations greater than $1 billion) with a sustainable competitive advantage. In addition, the Fund may from time to time purchase a common stock that does not meet this criteria if, in the investment adviser's opinion, the stock represents a particularly attractive investment opportunity.

The investment adviser uses an intensive fundamental due diligence research process to identify companies with management teams of high integrity that generate a consistent and sustainable high return on capital. The companies in which the Fund invests generally have, in the opinion of the investment adviser, a sustainable competitive advantage within an industry with high barriers to entry. Additionally, these companies possess high margins, strong cash flow, zero to moderate debt and trade at a price below intrinsic value.

The Fund is non-diversified, which means that a significant portion of the Fund's assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. The Fund may, from time to time, invest 25% or more of its net assets in one or more industries.

The Fund usually sells a security if:
                 o the aggregate weight of the security is in excess of 15% of the Fund's assets;
                 o the security is deemed to be overvalued by the investment adviser;
                 o  the security has deteriorating fundamentals; or
                 o  a more attractive investment opportunity exists.


--------------------------------------------------------------------------------
                                 PRINCIPAL RISKS
--------------------------------------------------------------------------------

The Fund is subject to the risks summarized below, which are further described under "Principal Risk Information." These risks could adversely affect the Fund's net asset value, yield and total return.

                 o  It is possible to lose money by investing in the Fund.

                 o The common stocks in which the Fund will invest are subject to liquidity risk, management risk, market risk, opportunity risk and valuation risk.

                 o Since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified mutual fund, an investment in the Fund could fluctuate in value more than an investment in a diversified mutual fund.

                 o Investing 25% or more of the Fund's assets in one or more industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

                 o  The  performance  of the Fund will  depend on whether or not
                    the  investment   adviser  is  successful  in  pursuing  its
                    investment strategy.

--------------------------------------------------------------------------------
                                INVESTOR PROFILE
--------------------------------------------------------------------------------

Investment in the Fund may be suitable for long-term investors who seek stability of principal more than growth of capital.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund had not commenced operations as of the date of this Prospectus, and therefore, there is no Fund performance information. The Fund intends to evaluate its performance as compared to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Russell 3000 Index. The S&P 500 is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market.

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Class A, Class C and Class I shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
-----------------------------------------------------------

                                                                 Class A          Class C          Class I
Maximum Sales Charge (Load) imposed on Purchases (as a
percentage of offering price)                                    5.00%(1)         None             None
Maximum Deferred Sales Charge (Load)                             None             None             None
Maximum Sales Charge (Load) imposed on Reinvested Dividends
(as a percentage of offering price)                              None             None             None
Redemption Fee (as a percentage of amount redeemed) (2)          2.00%            2.00%            2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
-----------------------------------------------------------------------------
Management fees(3)                                               1.00%            1.00%            1.00%
Distribution (Rule 12b-1) fees                                   0.25%            1.00%            None
Other expenses (4)                                               0.40%            0.40%            0.40%
                                                                 -----            -----            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.65%            2.40%            1.40%
                                                                 =====            =====            =====

(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares - Class A Shares - Front-End Sales Charge" for more information.
(2) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 120 days of purchase. This fee is retained by the Fund and withheld from redemption proceeds. See "Redemption of Shares - Redemption Fee" for more information. If you redeem your shares by wire transfer, the Fund's transfer agent charges a transaction fee of $10.00. Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.
(3) The management fee is reduced to 0.95% on assets of $500 million or more but less than $1 billion, and 0.90% on assets of $1 billion and over.
(4) "Other expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
                                 EXPENSE EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund's Class A and

Class C Shares and $1,000,000 (investment minimum) in Class I Shares over the various periods indicated. The Example assumes that:

                 o with respect to Class A, the maximum sales charge is imposed;

                 o  the return is 5% each year;

                 o you reinvested all dividends and other distributions without the imposition of any sales charge;

                 o the Fund's total operating expenses are charged and remain the same over the time periods; and

                 o you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                    ------------------ --------------- ---------------
                                       1 YEAR          3 YEARS
                                       ------          -------
                    ------------------ --------------- ---------------
                    CLASS A            $ 853           $ 994
                    ------------------ --------------- ---------------
                    CLASS C            $ 243           $ 748
                    ------------------ --------------- ---------------
                    CLASS I            $14,252         $ 44,314
                    ------------------ --------------- ---------------

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights information is provided because the Fund had not commenced operations as of the date of this Prospectus.


--------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION ON
                         INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The investment adviser uses an intensive fundamental due diligence process to identify companies that meet its proprietary investment criteria based on the objective of preserving capital first and growing principal second. The investment adviser identifies mid- and large-cap companies with a sustainable competitive advantage. The investment adviser then evaluates the resulting universe of companies for those that generally exhibit the following characteristics:

                 o  a proven track record of financial success
                 o  a consistent and sustainable high return on capital
                 o  high margins, strong cash flow and zero to moderate debt
                 o  high barrier to entry
                 o  a stable growth business with open-ended opportunity
                 o  customer focused
                 o  recurring revenues

The investment adviser then assesses the management teams of the companies that meet the criteria detailed above. The investment adviser favors management teams that, in its estimation, are owner-oriented (minimal dilution from stock options, repurchases stock opportunistically and empowers its employees), respected, candid, accessible and communicative.

Consistent with the primary objective of preserving capital, the investment adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. The investment adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The investment adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The investment adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

OTHER INVESTMENT STRATEGIES AND POLICIES

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the investment adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements and derivative instruments (including options contracts).

The Fund may invest in securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund may also hedge overall portfolio exposure through the purchase and sale of index and individual put and call options.

The investments and strategies discussed above are those that the investment adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund's Statement of Additional Information ("SAI").

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The investment adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's SAI.

--------------------------------------------------------------------------------
                           PRINCIPAL RISK INFORMATION
--------------------------------------------------------------------------------

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund's SAI:

                 o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

                 o MANAGEMENT RISK: As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                 o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                 o MID-CAP STOCK RISK: The value of mid-cap stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

                 o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

                 o VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

                 o NON-DIVERSIFICATION RISK: The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

Lateef Investment Management, L.P. ("Lateef" or the "Adviser") is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. As of June 30, 2007, Lateef had approximately $4.7 billion in assets under management. Lateef, subject to the general oversight of the Fund's Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. For its services as investment adviser, Lateef is entitled to receive a fee of 1.00% of the average daily net assets of the Fund up to $500 million, 0.95% on assets of $500 million or more but less than $1 billion, and 0.90% on assets of $1 billion and over.

A discussion of the basis for the Board of Trustees' approval of the investment management contract between Lateef and the Fund will be available in the Fund's semi-annual report to shareholders.

--------------------------------------------------------------------------------
               PRIOR RELATED PERFORMANCE OF THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

Shown below is performance information for the Lateef Non-Taxable All-Cap Growth Equity Composite (the "Composite"), a composite of discretionary, non-taxable separate accounts managed by Lateef. These accounts are managed with the same investment objective as the Fund, and are subject to substantially similar investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The Composite for which results are reported is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, the operating expenses incurred by the separate accounts are lower than the operating expenses of the Fund, and, accordingly, the performance results of the Composite are greater than what Fund performance would have been.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.


                       HISTORICAL PERFORMANCE OF COMPOSITE

---------------------------  -----------------------------------------------------------------------------
                                                      ANNUALIZED
         ANNUAL              -----------------------------------------------------------------------------
        RETURNS                    3 YEAR              5 YEAR              10 YEAR           15 YEAR
---------------------------  -----------------   ------------------  ------------------  -----------------
                     S & P               S & P              S & P                S & P              S & P
           Composite  500    Composite    500    Composite   500     Composite    500    Composite   500
  Year       Total   Total     Total     Total     Total    Total      Total     Total     Total    Total
 Ending     Return   Return    Return   Return    Return    Return    Return     Return   Return    Return
--------- ---------  ------  ---------  ------   ---------  -------  ---------   ------  ---------  ------
   YTD       14.71   6.96
June 30,
  2007
--------- ---------  ------  ---------  ------   ---------  -------  ---------   ------  --------   ------
Jun 30,      19.48   20.59     16.52    11.68      14.61     10.71     16.35      7.13    16.16     11.19
  2007
--------- ---------  ------  ---------  ------   ---------  -------  ---------   ------  --------   ------
  2006        8.96   15.72     13.20    10.42      12.73      6.16     16.43      8.40    14.65     10.61
  2005       14.23    4.95     20.38    14.36      10.99      0.53     17.70      9.05    15.77     11.49
  2004       16.54   10.86     13.51     3.55      10.54     -2.31     18.97     12.04
  2003       31.03   28.56      8.16    -4.08      14.14     -0.58     16.80     11.03
  2002       -4.22  -22.09      2.62   -14.54      12.21     -0.59     14.82      9.31
  2001        0.83  -11.88     15.57    -1.02      20.26     10.68     15.63     12.90
  2000       11.91   -9.07     22.57    12.25      24.81     18.30     18.24     17.41
  1999       36.79   21.03     30.64    27.51      28.04     28.49
  1998       20.30   28.52     25.53    28.16      19.52     23.99
  1997       35.48   33.29     27.87    31.07      17.50     20.20
  1996       21.38   22.88     14.39    19.60      11.17     15.17
  1995       27.14   37.47     10.84    15.28      12.01     16.53
  1994       -3.01    1.28      3.24     6.25
  1993       10.43   10.04     12.66    15.56
  1992        2.74    7.62
  1991       26.01   30.33
-----------------------------------------------------------------------------------------------------------



                       HISTORICAL PERFORMANCE OF COMPOSITE

----------------------------------------------------------------------
                       COMPOSITE STATISTICS

----------------------------------------------------------------------
                                Average   Total  Percentage
           Number    Composite   Acct     Firm      of       Annual
  Year      of          MV       Size    Assets    Firm     Composite
 Ending   Accounts ($ Millions)  ($MM)    ($MM)    Assets   Dispersion
--------  --------  ----------- ------- -------- ---------- ----------
   YTD
June 30,
  2007
--------  --------  ----------- ------- -------- ---------- ----------
Jun 30,     510      903.72       1.77   4621.52   19.55       4.25
  2007
--------  --------  ----------- ------- -------- ---------- ----------
  2006      497      737.86       1.48   3609.83   20.44       2.73
  2005      263      353.77       1.35   2145.39   16.49       4.25
  2004      182      191.25       1.05   1161.31   16.47       4.70
  2003      132      135.01       1.02    835.82   16.15       3.61
  2002      104       79.93       0.77    553.98   14.43       4.67
  2001      70        72.38       1.03    475.73   15.21       5.51
  2000      55        72.60       1.32    431.32   16.83       8.27
  1999      40        59.73       1.49    358.95   16.64      12.84
  1998      40        44.60       1.12    328.82   13.56       6.89
  1997      30        34.15       1.14    298.23   11.45       5.65
  1996      26        24.25       0.93    236.97   10.23       3.96
  1995      20        16.82       0.84    219.16    7.68      10.83
  1994      17        15.50       0.91    189.06    8.20       2.84
  1993      15        14.17       0.94    182.04    7.78       5.13
  1992      16        13.10       0.82    169.93    7.71       2.60
  1991      16        13.13       0.82    147.93    8.87       4.90
----------------------------------------------------------------------


The composite was created in January 2003.

The results shown above: (1) represent a composite of all discretionary, non-taxable, fee paying accounts with substantially similar investment objectives, policies and strategies and have been under management for at least three months; (2) are time weighted total rates of return expressed in U.S. Dollars; (3) reflect all income, gains and losses and the reinvestment of any dividends or capital gains without provision for federal or state income taxes; and (4) are shown "net" of fees (after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor)). Certain individual accounts that are subject to investment restrictions, tax, income or other special considerations that constrain the investment process are excluded from the composite figures shown above. Cash and equivalents are included in performance returns. Otherwise, all similarly managed accounts have been included in composite performance data.

"Firm" assets include all fee-paying accounts of the Adviser under management.

The "Annual Composite Dispersion" presented is an asset-weighted standard deviation for the accounts included in the composite for the entire year.

The average market capitalization of portfolios in the composite may differ from the weighted average market capitalization of the index. Additionally, the volatility of the S&P 500 Index may be greater or less than the volatility of the separate accounts in the composite.

As of December 31, 2006 and June 30, 2007, the composite contained WRAP fee accounts representing 31.4% and 27.9%, respectively, of the composite assets. The WRAP fee accounts pay an all-inclusive fee based on a percentage of assets under management. In addition to the Adviser's management fees, this fee may represent commissions, portfolio monitoring, consulting services and custodial services charged by the WRAP sponsor.

The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). GIPS standards have been developed and approved by the CFA Institute ("CFAI") Board of Governors and serve as a single global standard of investment performance reporting to increase minimum reporting standards worldwide. CFAI is a separate organization from the SEC and GIPS standards are separate from SEC performance reporting guidelines. The Adviser has received a firm-wide GIPS verification for the period 1991 through December 31, 2006. The performance composite was audited for GIPS compliance on December 31, 2006.

A complete list and description of each of the Adviser's composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. The Adviser's maximum management fee is 1.00% for separate accounts and is detailed in the Adviser's Form ADV Part II.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

KHATEEB LATEEF, CFA, founded Lateef in 1974. Prior to forming Lateef, he was a General Partner at Hambrecht & Quist as Research Director since 1970. In 1964, Mr. Lateef joined Glore Forgan, Wm. R. Staats, Inc., which later merged with F.I. Dupont. At the time of the merger, Mr. Lateef was Vice President and voting stock-holder in charge of West Coast research. In 1959, he joined the Trust Investment Department of the Bank of America as a securities analyst. Mr. Lateef is a Chartered Financial Analyst. He received his B.S. degree from Fordham University.

SCOTT CHAPMAN, CFA, joined Lateef in March 2002 as a Senior Portfolio Manager and became an owner in January 2003. Previous positions included Senior Portfolio Manager, Director of Large-Cap Growth Strategy and Research Director at Dreyfus Founders Asset Management and Senior Portfolio Manager and Director of Growth Strategy at HighMark Capital Management. Mr. Chapman is a Chartered Financial Analyst. He received his B.S. degree from Santa Clara University and his MBA Finance from Golden Gate University. Mr. Chapman taught investment principles to CFA candidates in San Francisco for seven years. He also developed and instructed investment seminars called "Lessons from the Masters" which profiled the investment principles and case studies of stocks used by Warren Buffett, Peter Lynch and John Templeton.

QUOC TRAN joined Lateef in November 2005 as a Senior Portfolio Manager and became an owner in January 2007. He started in the investment industry in 1996 as an analyst at Kemper Investments in Chicago. While at Kemper, Mr. Tran co-launched Kemper's aggressive growth fund, where he served as the dedicated analyst for the fund. Mr. Tran then spent five years at Goldman Sachs and Co. as an institutional sales professional and left Goldman as Vice President & Director in the Equities Division. In 2002, Mr. Tran joined Wallace R. Weitz & Co. in Omaha, NE. At Weitz, Mr. Tran served as Head of Private Client Services, Portfolio Manager, and Research Analyst. At Weitz & Co., Mr. Tran contributed to the management of over $8 billion in clients assets, and personally managed over two dozen institutional and high net worth families accounts. Mr. Tran earned his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a UNIVERSITY OF CHICAGO BUSINESS FELLOW. Mr. Tran earned his BA at Bates College in Lewiston, Maine.

MATTHEW ANKRUM, CFA, joined Lateef in February 2007 as a Senior Portfolio Manager. Prior to joining Lateef, Mr. Ankrum spent ten years at Janus Capital Group. At Janus, he contributed to the management of over $150 billion of assets managed by Janus. Previous positions included Portfolio Manager, Assistant Portfolio Manager on Janus Contrarian Fund and Senior Research Analyst. Prior to Janus, he worked for William Blair & Company. Mr. Ankrum received his BBA from the University of Wisconsin-Madison and his MBA from the University of Chicago.

The Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

--------------------------------------------------------------------------------
                                SERVICE PROVIDERS
--------------------------------------------------------------------------------
The following chart shows the Fund's service providers and includes their addresses and principal activities.

                                              ====================================================
                                                                 SHAREHOLDERS
                                              ====================================================
                                                                        |
                      =====================================             |              =====================================
Distribution and             PRINCIPAL UNDERWRITER                      |                   TRANSFER AGENT AND DIVIDEND
Shareholder                                                             |                         DISBURSING AGENT
Services                                                                |
                            PFPC DISTRIBUTORS, INC.                     |                           PFPC INC.
                                 760 MOORE ROAD                         |                          760 MOORE ROAD
                           KING OF PRUSSIA, PA 19406*                   |                 KING OF PRUSSIA, PA  19406*
                                                                        |
                        Facilitates distribution of Fund   _____________|______________    Handles shareholder services,
                                    shares.                             |                   including recordkeeping and
                                                                        |                   statements, distribution of
                                                                        |                 dividends and processing of buy,
                                                                        |                   sell and exchange requests.
                      =====================================             |              =====================================
                                                                        |
                      =====================================             |              =====================================
Asset Management               INVESTMENT ADVISER                       |                           CUSTODIAN
                                                                        |
                          LATEEF INVESTMENT MANAGEMENT                  |                       PFPC TRUST COMPANY
                            300 DRAKES LANDING ROAD                     |                     8800 TINICUM BOULEVARD
                                    SUITE 100                           |                            4TH FLOOR
                              GREENBRAE, CA 94904*                      |                    PHILADELPHIA, PA 19153*
                                                           _____________|______________
                         Manages the Fund's investment                  |                Holds the Fund's assets, settles
                                  activities.                           |               all portfolio trades and collects
                                                                        |              most of the valuation data required
                                                                        |                 for calculating the Fund's net
                                                                        |                          asset value.
                      =====================================             |              =====================================
                                                                        |
                      =====================================             |
Fund Operations            ADMINISTRATOR AND FUND                       |
                             ACCOUNTING  AGENT                          |
                                                                        |
                                   PFPC INC.                            |
                                 760 MOORE ROAD                         |
                           KING OF PRUSSIA, PA 19406*                   |
                                                           _____________|
                       Provides facilities, equipment and               |
                             personnel to carry out                     |
                       administrative services related to               |
                       the Fund and calculates the Fund's               |
                         net asset value, dividends and                 |
                                 distributions.                         |
                      =====================================             |
                                                                        |
                                               ===================================================
                                                               BOARD OF TRUSTEES
                                                       Supervises the Fund's activities.
                                               ===================================================

-------------------------------------
* Do not use this address for purchases and redemptions. Please see "Purchase of Shares" and "Redemption of Shares" sections for further instructions.

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

The price of the Fund's shares is based on its net asset value ("NAV"). The Fund values its assets based on current market values when such values are available.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the investment adviser. On a quarterly basis, the investment adviser's fair valuation determinations will be reviewed by the Fund's Valuation Committee. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the New York Stock Exchange ("NYSE"), that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time) on each business day (I.E., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and class expenses and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges. Shares will only be priced on days on which the Exchange is open for business.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

SHARE CLASSES

The Trust offers Class A shares, Class C shares and Class I shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares and Class C shares are for individuals, corporate investors and retirement plans. Class I shares are only available to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

---------------------------------------- -------------------------------------- -----------------------------------
CLASS A                                  CLASS C                                CLASS I
---------------------------------------- -------------------------------------- -----------------------------------
Initial sales charge of 5.00% or less    No initial sales charge                No initial sales charge
---------------------------------------- -------------------------------------- -----------------------------------
No deferred sales charge                 No deferred sales charge               No deferred sales
---------------------------------------- -------------------------------------- -----------------------------------
Lower annual expenses than Class C       Higher  annual  expenses than Class A  Lower annual expenses than Class A
shares due to lower distribution fees;   and Class I shares due to higher       and Class C shares due to no
Higher annual expenses than Class I      distribution fees                      distribution fee
shares
---------------------------------------- -------------------------------------- -----------------------------------

INVESTMENT MINIMUMS

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Underwriter"). You can purchase Class A shares, Class C shares or Class I shares of the Fund through certain broker-dealers, or directly through the Transfer Agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

 PURCHASE AMOUNTS                         CLASS A          CLASS C             CLASS I
-----------------------------------------------------------------------------------------------
 Minimum initial investment:              $5,000           $5,000              $1,000,000
 Minimum additional investments:          $  250           $  250              None
 Automatic Investment Plan
 initial investment:                      $1,000           $1,000              Not Available
 Automatic Investment Plan
 monthly minimum:                         $  150           $  150              Not Available


CLASS A SHARES
--------------

DISTRIBUTION PLAN

The Board of Trustees, on behalf of the Fund's Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund's Class A shares.

FRONT END SALES CHARGE

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

CLASS A SHARES -
FRONT-END SALES CHARGE
---------------------------------------- ------------------------ ------------------------- --------------------------
    Amount of                                Sales Charge as a        Sales Charge as a       Dealer Concession as a
     Single                                     Percentage of          Percentage of Net            Percentage of
   Transation                                Offering Price           Amount Invested             Offering Price
---------------------------------------- ------------------------ ------------------------- --------------------------

Less than $25,000                                 5.00%                    5.26%                      4.75%
---------------------------------------- ------------------------ ------------------------- --------------------------
$25,000 but less than $50,000                     4.50%                    4.71%                      4.25%
---------------------------------------- ------------------------ ------------------------- --------------------------
$50,000 but less than $100,000                    4.00%                    4.17%                      3.75%
---------------------------------------- ------------------------ ------------------------- --------------------------
$100,000 but less than $250,000                   3.50%                    3.63%                      3.25%
---------------------------------------- ------------------------ ------------------------- --------------------------
$250,000 but less than $500,000                   2.50%                    2.56%                      2.25%
---------------------------------------- ------------------------ ------------------------- --------------------------
$500,000 but less than $750,000                   2.00%                    2.04%                      1.75%
---------------------------------------- ------------------------ ------------------------- --------------------------
$750,000 but less than $1 million                 1.50%                    1.52%                      1.25%
---------------------------------------- ------------------------ ------------------------- --------------------------
$1,000,000 or more                                0.00%                    0.00%                      0.00%
---------------------------------------- ------------------------ ------------------------- --------------------------


The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer's concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.

REDUCED SALES CHARGES

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund's Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or PFPC, as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund's transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund's transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund's transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper "breakpoint" discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund's transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund's transfer agent with either the applicable account numbers or the applicable tax identification numbers.

RIGHT OF ACCUMULATION. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or PFPC, the Fund's transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

LETTER OF INTENT. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or PFPC, the Fund's transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund's website at www.lateef.com or consult your broker or financial intermediary. The website provides links to a document that includes information on sales charges, free of charge and in a clear and prominent format.

SALES AT NET ASSET VALUE

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1)
investment advisory clients of the investment adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the investment adviser and its affiliates and certain employee benefit plans for employees of the investment adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the investment adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the investment adviser for their own accounts; and
(8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.


CLASS C SHARES
--------------

Sales of the Fund's Class C shares are not subject to a front-end sales charge or a contingent deferred sales charge. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares or Class I shares, Class C shares have higher expenses than Class A shares or Class I shares.

DISTRIBUTION PLAN

The Board of Trustees, on behalf of the Fund's Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of the Fund's Class C shares.

CLASS I SHARES
--------------

Sales of the Fund's Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

--------------------------------------------------------------------------------
                               TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
BY MAIL

Complete the application and mail it to PFPC at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $5,000 with respect to Class A shares or Class C shares and at least $1,000,000 with respect to Class I shares. Mail the application and your check to:

         REGULAR MAIL:                               OVERNIGHT MAIL:
         Lateef Fund                                 Lateef Fund
         FundVantage Trust                           FundVantage Trust
         c/o PFPC Inc.                               c/o PFPC Inc.
         P.O. Box 9829                               101 Sabin Street
         Providence, RI  02940-8029                  Pawtucket, RI  02860-1427

THE FUND WILL ONLY ACCEPT CHECKS DRAWN ON U.S. CURRENCY ON DOMESTIC BANKS. THE FUND WILL NOT ACCEPT ANY OF THE FOLLOWING: CASH OR CASH EQUIVALENTS, MONEY
ORDERS, TRAVELER'S CHECKS, CASHIER CHECKS, BANK CHECKS, OFFICIAL CHECKS AND TREASURER'S CHECKS, PAYABLE THROUGH CHECKS, THIRD PARTY CHECKS AND THIRD PARTY TRANSACTIONS.

BY WIRE

To make a same-day wire investment, call toll-free (866) 499-2151 before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $5,000 with respect to Class A shares or Class C shares and at least $1,000,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day's price per share. Your bank may charge a wire fee. Please mail your completed application to PFPC at the address under "To Open An Account - By Mail." Call your bank with instructions to transmit funds to:

         PNC Bank, N.A.
         Pittsburgh, PA
         ABA No: 031000053
         FFC Account Number: _________
         Credit:  Lateef Fund and Share Class: ___
         FBO:  Shareholder name and account number

TO ADD TO AN ACCOUNT

BY MAIL
Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $250 for Class A or Class C shares. Mail the slip and your check to:

         REGULAR MAIL:                               OVERNIGHT MAIL:
         Lateef Fund                                 Lateef Fund
         FundVantage Trust                           FundVantage Trust
         c/o PFPC Inc.                               c/o PFPC Inc.
         P.O. Box 9829                               101 Sabin Street
         Providence, RI  02940-8029                  Pawtucket, RI  02860-1427

BY WIRE

    o Call toll-free (866) 499-2151. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing.

    o   Call your bank with instructions under "To Open An Account - By Wire."

    o   Your bank may charge a wire fee.

    o Please make sure your wire is for at least $250 for Class A or Class C shares.

AUTOMATIC INVESTMENT PLAN

You may open an automatic investment plan account for Class A and Class C shares with a $1,000 initial purchase and a $150 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (866) 499-2151 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $150. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund's transfer agent at (866) 499-2151.

AUTOMATED CLEARING HOUSE (ACH) PURCHASE

Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

PURCHASE PRICE

Class C shares and Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.00%.

FINANCIAL INTERMEDIARIES

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts  the  order.  Customer  orders  will be  priced at the  Fund's  NAV next computed  after  they are  accepted  by an  authorized  broker  or the  broker's authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

NETWORKING AND SUB-TRANSFER AGENCY FEES. The Fund may also directly enter into agreements with "financial intermediaries" pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

ADDITIONAL COMPENSATION PAYABLE TO FINANCIAL INTERMEDIARIES. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above servicing fees (including networking and sub-transfer agency fees) which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the dollar amount of shares sold.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, financial intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A shares or Class C shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

REINVESTMENT PRIVILEGE FOR CLASS A SHARES

For a period of 60 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker, or your financial adviser must notify the Fund's transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to:
                 o  reject any purchase order
                 o  suspend the offering of shares
                 o  vary the initial and subsequent investment minimums
                 o  waive the minimum investment requirement for any investor
                 o redeem accounts with balances below the minimum after 30 days written notice

MARKET TIMING AND FREQUENT TRADING POLICY

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

While the Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of the Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may "redeem" or sell your shares on any day the Exchange is open, either directly through the Fund's transfer agent, PFPC, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 120 days following their acquisition (see "Redemption Fee").

REDEMPTION FEE

The Fund charges a redemption fee of 2.00% on proceeds redeemed within 120 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 2.00% redemption fee will not be charged on the following transactions:

    1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

    2.  Redemptions   requested   within  120  days   following   the  death  or
        post-purchase disability of the shareholder;

    3. Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

    4. Shares acquired through the reinvestment of distributions (dividends and capital gains);

    5. Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

    6. Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

REDEMPTION POLICIES

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder's account will be charged for any loss. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash.

--------------------------------------------------------------------------------
                           TO REDEEM FROM YOUR ACCOUNT
--------------------------------------------------------------------------------

BY MAIL
To redeem your shares by mail, write a letter of instruction that includes:

                 o The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

                 o Include all signatures and any additional documents that may be required.

                 o  Mail your request to:

                      REGULAR MAIL:                     OVERNIGHT MAIL:
                      Lateef Fund                       Lateef Fund
                      c/o PFPC Inc.                     c/o PFPC Inc.
                      P.O. Box 9829                     101 Sabin Street
                      Providence,  RI 02940-8029        Pawtucket, RI 02860-1427

                 o A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

                 o The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

                 o The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

BY TELEPHONE

To redeem your shares by telephone, call toll-free (866) 499-2151. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PFPC.

BY WIRE

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

SYSTEMATIC WITHDRAWAL PLAN

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (866) 499-2151 to request a form to start the Systematic Withdrawal Plan.

SELLING RECENTLY PURCHASED SHARES

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 120 days following their acquisition (see "Redemption Fee").

LATE TRADING

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund's NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

--------------------------------------------------------------------------------
                              TRANSACTION POLICIES
--------------------------------------------------------------------------------

TIMING OF PURCHASE OR SALE REQUESTS

All requests received in good order by PFPC or authorized dealers of Fund shares before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

STOCK EXCHANGE CLOSINGS

The Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

INVESTMENTS THROUGH FINANCIAL INTERMEDIARIES/NOMINEES

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this Prospectus) if you purchase or redeem shares directly through the Fund.

ACCOUNT MINIMUM

You must keep at least $500 worth of shares in your Class A or Class C account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $500 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $1,000,000.

MEDALLION SIGNATURE GUARANTEES

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund's shareholder servicing group toll-free
(866)  499-2151  for  further   information  on  obtaining  a  proper  signature
guarantee.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

OTHER DOCUMENTS

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund's shareholder servicing group toll-free at (866) 499-2151.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

TELEPHONE INFORMATION

YOUR ACCOUNT

If you have questions about your account, including purchases, redemptions, and distributions, call the Fund's shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free (866) 499-2151.

ACCOUNT STATEMENTS

The Fund provides you with these helpful services and information about your account:

                 o  a confirmation statement after every transaction;

                 o quarterly account statements for Class A and Class C shares reflecting transactions made during the quarter;

                 o monthly account statements for Class I shares reflecting transactions made during the month;

                 o an annual account statement reflecting all transactions for the year;

                 o tax information, which will be mailed each year by the IRS deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Fund mails only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (866) 499-2151 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within thirty days after receiving your request.


--------------------------------------------------------------------------------
                                  DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. The Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN THE FUND. MORE INFORMATION REGARDING THOSE CONSIDERATIONS APPEARS IN THE FUND'S SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING THE EFFECTS OF AN INVESTMENT ON YOUR TAX SITUATION.

                                   LATEEF FUND

                                       OF

                                FUNDVANTAGE TRUST
                                 (866) 499-2151


                              FOR MORE INFORMATION

FOR ADDITIONAL INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS
These reports will contain additional information about the Fund's investments including performance data, information on the Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-reports will be available, free of charge, by calling (866) 499-2151 or on the website www.lateef.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks, and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus.

SHAREHOLDER INQUIRIES
Answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

                  Lateef Fund
                  FundVantage Trust
                  c/o PFPC Inc.
                  P.O. Box 9829
                  Providence, RI  02940-8029
                  (866) 499-2151
                  8:00 a.m. to 6:00 p.m. Eastern time

SECURITIES AND EXCHANGE COMMISSION
Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


            The investment company registration number is 811-22027.

                             Subject to Completion

      Preliminary Statement of Additional Information dated ________, 2007

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration filed with the Securities and Exchange Commission is effective. This Statement of
   Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                                   LATEEF FUND

                                       OF

                                FUNDVANTAGE TRUST



                       STATEMENT OF ADDITIONAL INFORMATION

                                _______ __, 2007

This Statement of Additional Information ("SAI") provides information about the Lateef Fund (the "Fund"). The Fund is a series of FundVantage Trust (the "Trust").

This SAI is not a prospectus. It should be read in conjunction with the Fund's current prospectus dated _____________, 2007, as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Trust at (866) 499-2151 or on the Fund's website at www.lateef.com.

                                TABLE OF CONTENTS

                                                                           Page

General Information...........................................................3
Investment Policies...........................................................3
Disclosure of Portfolio Holdings.............................................13
Investment Limitations.......................................................15
Trustees and Officers........................................................16
Code of Ethics...............................................................19
Proxy Voting.................................................................19
Control Persons and Principal Holders Of Securities..........................19
Investment Advisory Services.................................................20
Administration and Accounting Services.......................................20
Additional Service Providers.................................................21
Portfolio Managers...........................................................21
Brokerage Allocation and Other Practices.....................................22
Distribution of Shares and Rule 12b-1 Plans..................................23
Capital Stock and Other Securities...........................................24
Purchase, Redemption and Pricing of Shares...................................24
Dividends....................................................................25
Taxation of the Fund.........................................................25
Appendix A - Description of Securities Ratings..............................A-1
Appendix B - Proxy Voting Policies..........................................B-1

                               GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund is further divided into Class A, Class C and Class I Shares.

The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). As a non-diversified fund, the Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of the Fund's total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the Fund's assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolio of the Fund, which may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies.

                               INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or "earmarking" of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or "earmark" assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or "earmarking" of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 of the Fund's total assets.

 A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund's obligations under a dollar roll agreement must be covered by segregated or "earmarked" liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or "earmarked" liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES. The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the investment adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories." For a discussion of securities rated below-investment grade, see "Below-Investment Grade Securities" below.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVE INSTRUMENTS. In pursuing its objective, the Fund may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities and securities indexes, for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund's investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

OPTIONS ON SECURITIES AND INDEXES. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or "earmarked") upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or "earmarked" assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates or "earmarks" assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or "earmarked" assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or "earmark" liquid assets equivalent to the amount, if any, by which the put is "in the money."

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities ("TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable. These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in

Section 12(d)(1), subject to certain terms and conditions set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in the Fund's interest to do so. The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. The Fund may invest in money market mutual funds, within the limits prescribed by the 1940 Act. (See "Investment Company Securities and Exchange Traded Funds" above.)

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs' operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 (1)/3% of the total assets of the Fund. The Fund's performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated or "earmarked" assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or "earmarked" assets exceeds one-third of the value of the Fund's assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

WARRANTS TO PURCHASE SECURITIES. The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate or "earmark" until the settlement date assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or "earmarked."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has policies and procedures in place regarding the disclosure of its securities holdings. The policies and procedures are designed to allow disclosure of the Fund's holdings information where it is deemed appropriate for the Fund's operations or it is determined to be useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the

Fund's holdings, the Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Fund provides portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of the Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser or principal underwriter, or any affiliated person of the Fund, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about the Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Fund or the investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

The Fund or a service provider may disclose the Fund's portfolio securities to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of instances in which selective disclosure of the Fund's portfolio securities may be appropriate include to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosure to a rating or ranking agency. In the event that the Fund or a service provider discloses the Fund's portfolio securities to a selected third party for a legitimate business purpose, such third party will be required to keep the information confidential and may not trade on such information. The Fund's investment adviser and service providers will establish procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies.

As required by the federal securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

                             INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or the Fund's assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing one. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

                  1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

                  2. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

                  3. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

                  4. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

                  5. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                  6. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

                  7. Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                  8. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                  9. Purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

                  When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Fund's investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Fund's investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust's business is 760 Moore Road, King of Prussia, PA 19406.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL         FUNDS IN         OTHER
                                  POSITION(S)     TERM OF OFFICE AND     OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
            NAME AND               HELD WITH        LENGTH OF TIME        DURING PAST      OVERSEEN BY      HELD BY
          DATE OF BIRTH              TRUST              SERVED            FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
NICHOLAS M. MARSINI, JR.            Trustee       Shall serve until    Chief Financial          5        None
Date of Birth: 8/55                               death, resignation   Officer of PFPC
                                                  or removal.          Worldwide, Inc.
                                                  Trustee and          from September
                                                  officer since 2006.  1997 to Present.

------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
ROBERT J.  CHRISTIAN              Trustee and     Shall serve until    Retired since            5        WT Mutual
Date of Birth: 2/49               Chairman of     death, resignation   February 2006;                    Fund (25
                                   the Board      or removal.          Executive Vice                    portfolios)
                                                  Trustee and          President of
                                                  Chairman since       Wilmington Trust
                                                  2007.                Company from
                                                                       February 1996
                                                                       to February
                                                                       2006; President
                                                                       of Rodney Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC") from 1996
                                                                       to 2005; Vice
                                                                       President of RSMC
                                                                       2005 to 2006.
------------------------------------------------------------------------------------------------------------------------
IQBAL MANSUR                        Trustee      Shall serve until     University               5        None
Date of Birth: 6/55                              death, resignation    Professor,
                                                 or removal.           Widener University
                                                 Trustee since
                                                 2007.
------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Fund's investment adviser or PFPC Distributors, Inc. (the "Underwriter"), or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------
                                               EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                        PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND     OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
            NAME AND             HELD WITH        LENGTH OF TIME        DURING PAST      OVERSEEN BY      HELD BY
          DATE OF BIRTH            TRUST              SERVED            FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------

 SALVATORE FAIA                    Chief          Shall serve until    President and           N/A             N/A
 Date of Birth: 12/62           Compliance        death, resignation   Founder of
                                  Officer         or removal. Officer  Vigilant
                                                  since 2007.          Compliance since
                                                                       August 15, 2004;
                                                                       Senior Legal
                                                                       Counsel, PFPC
                                                                       Inc., from 2002
                                                                       to 2004.
------------------------------------------------------------------------------------------------------------------------
 JOEL WEISS                    President and      Shall serve until    Vice President          N/A             N/A
 Date of Birth: 1/63               Chief          death, resignation   and Managing
                                 Executive        or removal. Officer  Director of PFPC
                                  Officer         since 2007.          Inc. since 1993.
------------------------------------------------------------------------------------------------------------------------
 JAMES SHAW                    Treasurer and      Shall serve until    Vice President of       N/A             N/A
 Date of Birth: 10/60              Chief          death, resignation   PFPC and
                                 Financial        or removal. Officer  predecessor firms
                                  Officer         since 2007.          since 1995.
------------------------------------------------------------------------------------------------------------------------
 DAVID LEBISKY                   Secretary        Shall serve until    Vice President in       N/A             N/A
 Date of Birth: 5/72                              death, resignation   Regulatory
                                                  or removal. Officer  Administration of
                                                  since 2007.          PFPC Inc. since
                                                                       January 2002.
------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund's financial operations and performance, oversee the activities and legal compliance of the Fund's investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund's proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of three individuals, one of whom is considered an Interested Trustee. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit
Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.

AUDIT  COMMITTEE.  The Audit  Committee  is  comprised  of  Messrs.  Mansur  and
Christian, each of whom is an Independent Trustee. Mr. Mansur serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. There has as of yet been no meeting of the Audit Committee.

NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Mansur and Christian. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and
identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. There has as of yet been no meeting of the Nominating Committee.

The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 5% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Jr., Mansur and Christian. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. There has as of yet been no meeting of the Governance Committee.

SECURITY AND OTHER INTERESTS. As of July 11, 2007, none of the Trustees beneficially owned equity securities in the Fund and in all registered investment companies overseen by the Trustee within the Fund Complex. As of the same date, none of the Trustees or officers of the Trust owned in excess of 1% of any class of outstanding shares of the Fund.

COMPENSATION. The following schedule of fees shows the compensation payable to the Independent Trustees for their service to the Trust. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses.

------------------------- ----------------------------------------------------------------------
Annual Retainer           $10,000
------------------------- ----------------------------------------------------------------------

------------------------- ----------------------------------------------------------------------
Meeting Fees              $1,000 per in-person meeting
------------------------- ----------------------------------------------------------------------
                          $250 per telephonic meeting lasting up to one hour in length.
                          Additional $250 for telephonic meetings over one hour in length.
------------------------- ----------------------------------------------------------------------

------------------------- ----------------------------------------------------------------------
Committee Meeting Fee     $500 per in-person committee meeting
------------------------- ----------------------------------------------------------------------
                          $250 per telephonic committee meeting lasting up to one hour in length. Additional $250 for telephonic meetings over one hour in length.
------------------------- ----------------------------------------------------------------------

------------------------- ----------------------------------------------------------------------
Chairman Fee              $2,500 additional annual retainer
------------------------- ----------------------------------------------------------------------

------------------------- ----------------------------------------------------------------------
Audit Chairman Fee        $1,000 additional annual retainer
------------------------- ----------------------------------------------------------------------

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and the Underwriter have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the investment adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the investment adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The investment adviser will consider the factors that could affect the value of the Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

The investment adviser's proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the investment adviser's independence of judgment and action in voting the proxy in the best interest of the Fund's shareholders. The investment adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The investment adviser's proxy voting policies and procedures are attached herewith as Appendix B. The Fund has of yet no proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund because the Fund had not yet commenced operations.

                          INVESTMENT ADVISORY SERVICES

Lateef Investment Management, L.P. ("Lateef" or the "Adviser") is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. As of June 30, 2007, Lateef had approximately $4.7 billion in assets under management.

Pursuant to an investment advisory agreement between the Trust and the Adviser dated __________, the Adviser manages the assets of the Fund (the "Investment Advisory Agreement"). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the Adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of their assignment as defined in the 1940 Act. Pursuant to the Investment
Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 1.00% of the average daily net assets of the Fund up to $500 million, 0.95% on assets of $500 million or more but less than $1 billion, and 0.90% on assets of $1 billion and over.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with the Adviser and the salaries of all personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PFPC Inc. ("PFPC") performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, and providing executive and administrative services to support the Independent Trustees. PFPC also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _________________serves as the independent registered public accounting firm to the Trust.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. PFPC Trust Company, 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as the Fund's custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                               PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading "Portfolio Managers" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding other accounts managed, material conflicts of interest, compensation and ownership of fund shares.

OTHER ACCOUNTS MANAGED. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts jointly managed by Messrs. Lateef, Chapman, Tran and Ankrum, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.

                                                                                                         Total Assets Managed
                                           Total                            Number of Accounts           subject to a
                                           Number of                        Managed subject to a         Performance Based
                                           Accounts         Total Assets    Performance Based            Advisory Fee
Type of Accounts                           Managed          (millions)      Advisory Fee                 (millions)
----------------                           --------         ------------    ------------                 ----------
     Other Registered Investment
     Companies:                                   0              $0              None                      None
     Other Pooled Investment
     Vehicles:                                    0              $0              None                      None
     Other Accounts:                          2,343          $3,862              None                      None


MATERIAL CONFLICTS OF INTEREST. Lateef provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provides a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.

COMPENSATION. Lateef compensates the Fund's portfolio managers for their management of the Fund. Three of the four portfolio managers are owners of Lateef and are compensated with a base salary plus a year-end distribution of Lateef's net profits determined by each owner's interest in Lateef. With respect to the portfolio manager who is a non-owner of Lateef, his compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional's own self-assessment of their work during the year relative to their responsibilities and also includes supervisor evaluation. The Adviser's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards. Total compensation of a Fund's portfolio managers is not related to the Fund's performance.

OWNERSHIP OF SHARES OF THE FUND. The Fund has not offered shares to the public as of the date of this SAI and, accordingly, the Fund's portfolio managers do not own shares of the Fund as of that date.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

The Fund invests in securities traded in the over-the-counter markets, and each Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLANS

PFPC Distributors, Inc. (the "Underwriter"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Fund's shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Underwriter receives fees under the Fund's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A and Class C Shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund's Class I Shares.

The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days written notice to the Fund. The Underwriter will be compensated for distribution services according to the Class A and Class C Rule 12b-1 Plans regardless of the Underwriter's expenses.

The Class A and Class C Rule 12b-1 Plans provide that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.

The Class A and Class C Rule 12b-1 Plans further provide that payment shall be made for any month only to the extent that such payment does not exceed 0.25% and 1.00%, respectively, on an annualized basis of the Class A and Class C Shares of the Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the Class A and Class C Rule 12b-1 Plans, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Class A and Class C Shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of the Fund: Class A, Class C and Class I Shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A and Class C Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to their respective Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A and Class C Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the Prospectus.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the Prospectus.

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Fund's net investment income are declared and paid annually to shareholders. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, if any, after deducting any available capital loss carryovers, are declared and paid annually.

A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUND

GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in the Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Code, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in the Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax ("AMT").

Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal AMT purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax.

The Fund has neither requested nor will it request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund is treated as a separate corporation for federal income tax purposes. The Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Code as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

TAXATION OF THE FUND AND DISTRIBUTIONS. If the Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. The Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.

The Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. The Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in the Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.

If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If the Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of the Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.

Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.

The Fund that invests primarily in bonds or securities, where it is permitted, may acquire zero coupon securities issued with original issue discount. As a holder of those securities, the Fund must take into account the original issue discount ("OID") that accrues on the securities or bonds during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any OID, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain potentially requiring additional distributions. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Bonds or securities may be purchased with "market discount." For these purposes, market discount is the amount by which a bond's or a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID, except that market discount on any bond or security is disregarded if the total market discount for such bond or security is less than the product of (1) 1/4 of 1% of the stated redemption price at maturity multiplied by (2) the number of complete years to maturity after the bond is acquired is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond or security (other than a bond or security with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's or security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Interest and dividends received by the Fund primarily investing in bonds or securities, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.

HEDGING TRANSACTIONS. To the extent such investments are permissible for the Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by the Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. The Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by the Fund from the sale of a security if within 30 days before or 30 days after the sale, the Fund was to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. The Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, the Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in the Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of the Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's
-------

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P
---

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign

(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Fitch
-----

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

LONG-TERM CREDIT RATINGS

Moody's
-------

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations  rated "Baa" are subject to moderate  credit risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
---

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N. R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
-----

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's
-------

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P
---

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

                    o "Positive" means that a rating may be raised.

                    o "Negative" means that a rating may be lowered.

                    o "Stable" means that a rating is not likely to change.

                    o "Developing" means a rating may be raised or lowered.

Fitch
-----

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

MUNICIPAL NOTE RATINGS

Moody's
-------

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG"  -  This  designation  denotes   speculative-grade   credit  quality.  Debt
instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch
-----

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                  APPENDIX B
                               PROXY VOTING POLICY

The Adviser delegates the responsibility for voting proxies relating to the portfolio securities held by the Fund to Institutional Shareholder Services, Inc. ("ISS"), subject to the Board's continuing oversight. ISS will vote such proxies in accordance with the Proxy Voting Procedures which have been adopted by the Board. The delegation by the Board to ISS of the authority to vote proxies relating to portfolio securities held by the Fund may be revoked by the Board, in whole or in part, at any time by written notice to ISS.

                                                                      APPENDIX B



ISS 2007 US PROXY VOTING GUIDELINES SUMMARY


ISS
INSTITUTIONAL SHAREHOLDER SERVICES


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(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

                    ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2007
                            UPDATED DECEMBER 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS...........................................................6
       Adjourn Meeting.........................................................6
       Amend Quorum Requirements...............................................6
       Amend Minor Bylaws......................................................6
       Auditor Indemnification and Limitation of Liability.....................6
       Auditor Ratification....................................................6
       Change Company Name.....................................................7
       Change Date, Time, or Location of Annual Meeting........................7
       Transact Other Business.................................................7

2. BOARD OF DIRECTORS..........................................................8
       Voting on Director Nominees in Uncontested Elections....................8
       2007 Classification of Directors.......................................10
       Age Limits.............................................................11
       Board Size.............................................................11
       Classification/Declassification of the Board...........................11
       Cumulative Voting......................................................11
       Director and Officer Indemnification and Liability Protection..........12
       Establish/Amend Nominee Qualifications.................................12
       Filling Vacancies/Removal of Directors.................................12
       Independent Chair (Separate Chair/CEO).................................13
       Majority of Independent Directors/Establishment of Committees..........13
       Majority Vote Shareholder Proposals....................................13
       Office of the Board....................................................14
       Open Access............................................................14
       Performance Test for Directors.........................................14
       Stock Ownership Requirements...........................................15
       Term Limits............................................................15

3. PROXY CONTESTS.............................................................16
       Voting for Director Nominees in Contested Elections....................16
       Reimbursing Proxy Solicitation Expenses................................16
       Confidential Voting....................................................16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES............................17
       Advance Notice Requirements for Shareholder Proposals/Nominations......17
       Amend Bylaws without Shareholder Consent...............................17
       Poison Pills...........................................................17
       Shareholder Ability to Act by Written Consent..........................17
       Shareholder Ability to Call Special Meetings...........................17
       Supermajority Vote Requirements........................................17

5. MERGERS AND CORPORATE RESTRUCTURINGS.......................................18
       Overall Approach ......................................................18
       Appraisal Rights.......................................................18
       Asset Purchases........................................................18
       Asset Sales............................................................19
       Bundled Proposals......................................................19

       Conversion of Securities...............................................19
       Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/
       Reverse Leveraged Buyouts/Wrap Plans...................................19
       Formation of Holding Company...........................................19
       Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)20
       Joint Ventures.........................................................20
       Liquidations...........................................................20
       Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
       Acquisition............................................................20
       Private Placements/Warrants/Convertible Debentures.....................20
       Spinoffs...............................................................21
       Value Maximization Proposals...........................................21

6. STATE OF INCORPORATION.....................................................22
       Control Share Acquisition Provisions...................................22
       Control Share Cash-out Provisions......................................22
       Disgorgement Provisions................................................22
       Fair Price Provisions..................................................22
       Freeze-out Provisions..................................................22
       Greenmail..............................................................22
       Reincorporation Proposals..............................................23
       Stakeholder Provisions.................................................23
       State Antitakeover Statutes............................................23

7. CAPITAL STRUCTURE..........................................................24
       Adjustments to Par Value of Common Stock...............................24
       Common Stock Authorization.............................................24
       Dual-Class Stock.......................................................24
       Issue Stock for Use with Rights Plan...................................24
       Preemptive Rights......................................................24
       Preferred Stock........................................................24
       Recapitalization.......................................................25
       Reverse Stock Splits...................................................25
       Share Repurchase Programs..............................................25
       Stock Distributions: Splits and Dividends..............................25
       Tracking Stock.........................................................25

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................26
       Equity Compensation Plans..............................................26
       Cost of Equity Plans...................................................26
       Repricing Provisions...................................................26
       Pay-for Performance Disconnect.........................................26
       Three-Year Burn Rate/Burn Rate Commitment..............................28
       Poor Pay Practices.....................................................29
       Specific Treatment of Certain Award Types in Equity Plan Evaluations...30
       Dividend Equivalent Rights.............................................30
       Liberal Share Recycling Provisions.....................................30
       Other Compensation Proposals and Policies..............................30
       401(k) Employee Benefit Plans..........................................30
       Director Compensation..................................................30
       Director Retirement Plans..............................................31
       Employee Stock Ownership Plans (ESOPs).................................31
       Employee Stock Purchase Plans-- Qualified Plans........................31
       Employee Stock Purchase Plans-- Non-Qualified Plans....................31
       Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related....32
       Compensation Proposals)................................................32

       Options Backdating.....................................................32
       Option Exchange Programs/Repricing Options.............................32
       Stock Plans in Lieu of Cash............................................33
       Transfer Programs of Stock Options.....................................33
       Shareholder Proposals on Compensation..................................33
       Advisory Vote on Executive Compensation (Say-on-Pay)...................33
       Compensation Consultants- Disclosure of Board or Company's Utilization 33 Disclosure/Setting Levels or Types of Compensation for Executives
       and Directors..........................................................34
       Option Repricing.......................................................34
       Pay for Superior Performance...........................................34
       Pension Plan Income Accounting.........................................34
       Performance-Based Awards...............................................35
       Severance Agreements for Executives/Golden Parachutes..................35
       Supplemental Executive Retirement Plans (SERPs)........................35

9. CORPORATE RESPONSIBILITY...................................................36
       Consumer Issues and Public Safety......................................36
       Animal Rights..........................................................36
       Drug Pricing...........................................................36
       Drug Reimportation.....................................................36
       Genetically Modified Foods.............................................36
       Handguns...............................................................37
       HIV/AIDS...............................................................37
       Predatory Lending......................................................37
       Tobacco................................................................38
       Toxic Chemicals........................................................38
       Environment and Energy.................................................38
       Arctic National Wildlife Refuge........................................38
       CERES Principles.......................................................39
       Climate Change.........................................................39
       Concentrated Area Feeding Operations (CAFOs)...........................39
       Environmental-Economic Risk Report.....................................39
       Environmental Reports..................................................39
       Global Warming.........................................................40
       Kyoto Protocol Compliance..............................................40
       Land Use...............................................................40
       Nuclear Safety.........................................................40
       Operations in Protected Areas..........................................40
       Recycling..............................................................40
       Renewable Energy.......................................................41
       Sustainability Report..................................................41
       General Corporate Issues...............................................41
       Charitable/Political Contributions.....................................41
       Disclosure of Lobbying Expenditures/Initiatives........................42
       Link Executive Compensation to Social Performance......................42
       Outsourcing/Offshoring.................................................42
       Labor Standards and Human Rights.......................................42
       China Principles.......................................................42
       Country-specific Human Rights Reports..................................42
       International Codes of Conduct/Vendor Standards........................42
       MacBride Principles....................................................43
       Military Business......................................................43
       Foreign Military Sales/Offsets.........................................43
       Landmines and Cluster Bombs............................................43
       Nuclear Weapons........................................................44

       Operations in Nations Sponsoring Terrorism (e.g., Iran)................44
       Spaced-Based Weaponization.............................................44
       Workplace Diversity....................................................44
       Board Diversity........................................................44
       Equal Employment Opportunity (EEO).....................................44
       Glass Ceiling..........................................................45
       Sexual Orientation.....................................................45

10. MUTUAL FUND PROXIES.......................................................46
       Election of Directors..................................................46
       Converting Closed-end Fund to Open-end Fund............................46
       Proxy Contests.........................................................46
       Investment Advisory Agreements.........................................46
       Approving New Classes or Series of Shares..............................46
       Preferred Stock Proposals..............................................46
       1940 Act Policies......................................................46
       Changing a Fundamental Restriction to a Nonfundamental Restriction.....47
       Change Fundamental Investment Objective to Nonfundamental..............47
       Name Change Proposals..................................................47
       Change in Fund's Subclassification.....................................47
       Disposition of Assets/Termination/Liquidation..........................47
       Changes to the Charter Document........................................47
       Changing the Domicile of a Fund........................................48
       Authorizing the Board to Hire and Terminate Subadvisors W/O Shareholder
       Approval...............................................................48
       Distribution Agreements................................................48
       Master-Feeder Structure................................................48
       Mergers................................................................48
       Shareholder Proposals for Mutual Funds.................................48
       Establish Director Ownership Requirement...............................48
       Reimburse Shareholder for Expenses Incurred............................48
       Terminate the Investment Advisor.......................................48

1. OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
      o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
      o Motivation and rationale for establishing the agreements;
      o Quality of disclosure; and
      o Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:
      o An auditor has a financial interest in or association with the company, and is therefore not independent,
      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
      o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
      o The tenure of the audit firm;
      o The length of rotation specified in the proposal;
      o Any significant audit-related issues at the company;
      o The number of Audit Committee meetings held each year;
      o The number of financial experts serving on the committee; and
      o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
      o Composition of the board and key board committees;
      o Attendance at board and committee meetings;
      o Corporate governance provisions and takeover activity;
      o Disclosures under Section 404 of Sarbanes-Oxley Act;
      o Long-term company performance relative to a market and peer index;
      o Extent of the director's investment in the company;
      o Existence of related party transactions;
      o Whether the chairman is also serving as CEO;
      o Whether a retired CEO sits on the board;
      o Number of outside boards at which a director serves;
      o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
      o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
      o Sit on more than six public company boards;
      o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
      o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
      o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
      o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
      o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
      o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
      o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
      o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
      o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
      o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
      o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
      o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
      o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
      o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
      o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
      o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
      o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
      o The company fails to submit one-time transfers of stock options to a shareholder vote;
      o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
      o The company has backdated options (see "Options Backdating" policy);
      o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2007 CLASSIFICATION OF DIRECTORS
INSIDE DIRECTOR (I)
      o Employee of the company or one of its affiliates;(1)
      o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
      o Listed as a Section 16 officer;(2)
      o Current interim CEO;
      o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)
      o Board attestation that an outside director is not independent;
      o Former CEO of the company;
      o Former CEO of an acquired company within the past five years;
      o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
      o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;
      o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
      o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
      o Relative(4) of a current Section 16 officer of company or its affiliates;
      o Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
      o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;
      o Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
      o Employed by (or a relative(4) is employed by) a significant customer or supplier;(6)
      o Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;(6)
      o Any material financial tie or other related party transactional relationship to the company;
      o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
      o Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;(7)
      o Founder(8) of the company but not currently an employee;
      o Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(6) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)
      o No material(9) connection to the company other than a board seat.

------------------------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
(2) Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive,operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, longterm health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
(4) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
(5) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
(6) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
(7) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and atleast one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
(8) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
(9) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

      o Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
      o Annually elected board;
      o Two-thirds of the board composed of independent directors;

      o Nominating committee composed solely of independent directors;
      o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
      o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
      o Absence of superior voting rights for one or more classes of stock;
      o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
      o The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
      o No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
      o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
      o If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
      o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
        - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
        - Serves as liaison between the chairman and the independent directors,
        - Approves information sent to the board,
        - Approves meeting agendas for the board,
        - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
        - Has the authority to call meetings of the independent directors,
        - If requested by major shareholders, ensures that he is available for consultation and direct communication;
      o Two-thirds independent board;
      o All-independent key committees;
      o Established governance guidelines;
      o The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
      o The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
      o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
      o Effectively disclosed information with respect to this structure to its shareholders;
      o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
      o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:

---------------------------- -------------------------- -------------------------- --------------------------
          Metrics                Basis of Evaluation             Weighing                 2nd Weighing

---------------------------- -------------------------- -------------------------- --------------------------
OPERATIONAL                                                                        50%
PERFORMANCE
---------------------------- -------------------------- -------------------------- --------------------------
5-YEAR AVERAGE               MANAGEMENT                 33.3%
PRE-TAX OPERATING            EFFICIENCY IN
ROIC                         DEPLOYING ASSETS
---------------------------- -------------------------- -------------------------- --------------------------
5-YEAR SALES                 TOP-LINE                   33.3%
GROWTH
---------------------------- -------------------------- -------------------------- --------------------------
5-YEAR EBITDA                CORE-EARNINGS              33.3%
GROWTH
---------------------------- -------------------------- -------------------------- --------------------------
SUB TOTAL                                               100%
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- ------------- -------------------------- ----------
STOCK                                                                 50%
PERFORMANCE
---------------------------- ------------- -------------------------- ----------
5-YEAR TSR                   MARKET
---------------------------- ------------- -------------------------- ----------
TOTAL                                                                 100%
---------------------------- ------------- -------------------------- ----------



Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
      o Long-term financial performance of the target company relative to its industry;
      o Management's track record;
      o Background to the proxy contest;
      o Qualifications of director nominees (both slates);
      o Strategic plan of dissident slate and quality of critique against management;
      o Likelihood that the proposed goals and objectives can be achieved (both slates);
      o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
      o Shareholders have approved the adoption of the plan; or
      o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
      o No lower than a 20% trigger, flip-in or flip-over;
      o A term of no more than three years;
      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
      o Purchase price;
      o Fairness opinion;
      o Financial and strategic benefits;
      o How the deal was negotiated;
      o Conflicts of interest;
      o Other alternatives for the business;
      o Non-completion risk.

ASSET SALES
Vote  CASE-BY-CASE on asset sales, considering the following factors:
      o Impact on the balance sheet/working capital;
      o Potential elimination of diseconomies;
      o Anticipated financial and operating benefits;
      o Anticipated use of funds;
      o Value received for the asset;
      o Fairness opinion;
      o How the deal was negotiated;
      o Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
      o Dilution to existing shareholders' position;
      o Terms of the offer;
      o Financial issues;
      o Management's efforts to pursue other alternatives;
      o Control issues;
      o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
      o The reasons for the change;
      o Any financial or tax benefits;
      o Regulatory benefits;
      o Increases in capital structure;
      o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
      o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
      o Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote CASE-BY-CASE on going private transactions, taking into account the following:
      o Offer price/premium;
      o Fairness opinion;
      o How the deal was negotiated;
      o Conflicts of interest;
      o Other alternatives/offers considered; and
      o Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
      o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
      o Cash-out value;
      o Whether the interests of continuing and cashed-out shareholders are balanced; and
      o The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
      o Percentage of assets/business contributed;
      o Percentage ownership;
      o Financial and strategic benefits;
      o Governance structure;
      o Conflicts of interest;
      o Other alternatives;
      o Noncompletion risk.

LIQUIDATIONS
Vote  CASE-BY-CASE on liquidations, taking into account the following:
      o Management's efforts to pursue other alternatives;
      o Appraisal value of assets; and
      o The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
      o Dilution to existing shareholders' position;
      o Terms of the offer;
      o Financial issues;
      o Management's efforts to pursue other alternatives;
      o Control issues;
      o Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote  CASE-BY-CASE on spin-offs, considering:
      o Tax and regulatory advantages;
      o Planned use of the sale proceeds;
      o Valuation of spinoff;
      o Fairness opinion;
      o Benefits to the parent company;
      o Conflicts of interest;
      o Managerial incentives;
      o Corporate governance changes;
      o Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
      o Prolonged poor performance with no turnaround in sight;
      o Signs of entrenched board and management;
      o Strategic plan in place for improving value;
      o Likelihood of receiving reasonable value in a sale or dissolution; and
      o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.


CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
      o The reasons for reincorporating;
      o A comparison of the governance provisions;
      o Comparative economic benefits; and
      o A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
      o Rationale;
      o Good performance with respect to peers and index on a five-year total shareholder return basis;
      o Absence of non-shareholder approved poison pill;
      o Reasonable equity compensation burn rate;
      o No non-shareholder approved pay plans; and
      o Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
      o It is intended for financing purposes with minimal or no dilution to current shareholders;
      o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
      o More simplified capital structure;
      o Enhanced liquidity;
      o Fairness of conversion terms;
      o Impact on voting power and dividends;
      o Reasons for the reclassification;
      o Conflicts of interest; and
      o Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
      o Adverse governance changes;
      o Excessive increases in authorized capital stock;
      o Unfair method of distribution;
      o Diminution of voting rights;
      o Adverse conversion features;
      o Negative impact on stock option plans; and
      o Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
      o The total cost of the company's equity plans is unreasonable;
      o The plan expressly permits the repricing of stock options without prior shareholder approval;
      o There is a disconnect between CEO pay and the company's performance;
      o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
      o The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:
      o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
      o the main source of the pay increase (over half) is equity-based, and

      o the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

      o The compensation committee has reviewed all components of the CEO's compensation, including the following:
      - Base salary, bonus, long-term incentives;
      - Accumulative realized and unrealized stock option and restricted stock gains;
      - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).
      o A tally sheet with all the above components should be disclosed for the following termination scenarios:
      - Payment if termination occurs within 12 months: $_____;
      - Payment if "not for cause" termination occurs within 12 months: $_____;
      - Payment if "change of control" termination occurs within 12 months:
        $_____.
      o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

      o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

      o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.




















-------------------------------------------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

                                            2007 BURN RATE TABLE

                           RUSSELL 3000                                          NON-RUSSELL 3000
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
                                                      STANDARD     MEAN +                  STANDARD   MEAN +
   GICS               DESCRIPTION             MEAN    DEVIATION     STDEV         MEAN    DEVIATION    STDEV
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   1010     Energy                            1.37%     0.92%       2.29%        1.76%      2.01%      3.77%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   1510     Materials                         1.23%     0.62%       1.85%        2.21%      2.15%      4.36%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2010     Capital Goods                     1.60%     0.98%       2.57%        2.34%      1.98%      4.32%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2020     Commercial Services & Supplies    2.39%     1.42%       3.81%        2.25%      1.93%      4.18%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2030     Transportation                    1.30%     1.01%       2.31%        1.92%      1.95%      3.86%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2510     Automobiles & Components          1.93%     0.98%       2.90%        2.37%      2.32%      4.69%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2520     Consumer Durables & Apparel       1.97%     1.12%       3.09%        2.02%      1.68%      3.70%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2530     Hotels Restaurants & Leisure      2.22%     1.19%       3.41%        2.29%      1.88%      4.17%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2540     Media                             1.78%     0.92%       2.70%        3.26%      2.36%      5.62%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   2550     Retailing                         1.95%     1.10%       3.05%        2.92%      2.21%      5.14%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   3010,
   3020,                                      1.66%     1.25%       2.91%
   3030     Food & Staples Retailing                                             1.90%      2.00%      3.90%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   3510     Health Care Equipment &           2.87%     1.32%       4.19%        3.51%      2.31%      5.81%
            Services
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   3520     Pharmaceuticals & Biotechnology   3.12%     1.38%       4.50%        3.96%      2.89%      6.85%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4010     Banks                             1.31%     0.89%       2.20%        1.15%      1.10%      2.25%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4020     Diversified Financials            2.13%     1.64%       3.76%        4.84%      5.03%      9.87%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4030     Insurance                         1.34%     0.88%       2.22%        1.60%      1.96%      3.56%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4040     Real Estate                       1.21%     1.02%       2.23%        1.21%      1.02%      2.23%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4510     Software & Services               3.77%     2.05%       5.82%        5.33%      3.13%      8.46%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4520     Technology Hardware & Equipment   3.05%     1.65%       4.70%
                                                                                 3.58%      2.34%      5.92%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   4530     Semiconductors & Semiconductor    3.76%     1.64%       5.40%
            Equip.                                                               4.48%      2.46%      6.94%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   5010     Telecommunication Services        1.71%     0.99%       2.70%        2.98%      2.94%      5.92%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------
   5510     Utilities                         0.84%     0.51%       1.35%        0.84%      0.51%      1.35%
----------- -------------------------------- -------- ---------- ------------ - --------- ----------- --------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-------------------------------- ------------------------ -------------------------------------------------------
CHARACTERISTICS                  ANNUAL STOCK PRICE       PREMIUM
                                 VOLATILITY
-------------------------------- ------------------------ -------------------------------------------------------
High annual volatility           53% and higher           1 full-value award will count as 1.5 option shares
-------------------------------- ------------------------ -------------------------------------------------------
Moderate annual volatility       25% - 52%                1 full-value award will count as 2.0 option shares
-------------------------------- ------------------------ -------------------------------------------------------
Low annual volatility            Less than 25%            1 full-value award will count as 4.0 option shares
-------------------------------- ------------------------ -------------------------------------------------------


POOR PAY PRACTICES
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

      o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
      o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

      o Huge bonus payouts without justifiable performance linkage or proper disclosure;
      o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
      o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
      o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);
      o Excessive severance provisions (e.g., including excessive change in control payments);
      o Change in control payouts without loss of job or substantial diminution of job duties;
      o Internal pay disparity;
      o Options backdating (covered in a separate policy); and
      o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN
EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
      o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
      o Vesting schedule or mandatory holding/deferral period:
        - A minimum vesting of three years for stock options or restricted stock; or
        - Deferred stock payable at the end of a three-year deferral period.
      o Mix between cash and equity:
        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
      o No retirement/benefits and perquisites provided to non-employee directors; and
      o Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
      o Purchase price is at least 85 percent of fair market value;
      o Offering period is 27 months or less; and
      o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
      o Purchase price is less than 85 percent of fair market value; or
      o Offering period is greater than 27 months; or
      o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
      o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
      o Length of time of options backdating;
      o Size of restatement due to options backdating;
      o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
      o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
      o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
      o Rationale for the re-pricing--was the stock price decline beyond management's control?
      o Is this a value-for-value exchange?
      o Are surrendered stock options added back to the plan reserve?
      o Option vesting--does the new option vest immediately or is there a black-out period?
      o Term of the option--the term should remain the same as that of the replaced option;
      o Exercise price--should be set at fair market or a premium to market;
      o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
      o Executive officers and non-employee directors are excluded from participating;
      o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
      o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:
      o the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
      o the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and
      o the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:
      o What aspects of the company's annual and long-term equity incentive programs are performance driven?
      o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
      o Can shareholders assess the correlation between pay and performance based on the current disclosure?
      o What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

      o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance based awards.

      o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
      o The triggering mechanism should be beyond the control of management;
      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
      o The company is conducting animal testing programs that are unnecessary or not required by regulation;
      o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
      o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
      o The company has already published a set of animal welfare standards and monitors compliance;
      o The company's standards are comparable to or better than those of peer firms; and
      o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
      o The existing level of disclosure on pricing policies;
      o Deviation from established industry pricing norms;
      o The company's existing initiatives to provide its products to needy consumers;
      o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
      o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
      o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
      o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
      o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
      o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
      o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
      o The company's existing healthcare policies, including benefits and healthcare access for local workers;
      o Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
      o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
      o Whether the company has adequately disclosed the financial risks of its sub prime business;
      o Whether the company has been subject to violations of lending laws or serious lending controversies;
      o Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
      o Whether the company complies with all local ordinances and regulations;
      o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
      o The risk of any health-related liabilities.

Advertising to youth:
      o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
      o Whether the company has gone as far as peers in restricting advertising;
      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
      o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
      o The percentage of the company's business affected;
      o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
      o The percentage of the company's business affected;
      o The feasibility of a spin-off;
      o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.


TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
      o Current regulations in the markets in which the company operates;
      o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
      o The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
      o New legislation is adopted allowing development and drilling in the ANWR region;
      o The company intends to pursue operations in the ANWR; and
      o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
      o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
      o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
      o Environmentally conscious practices of peer companies, including endorsement of CERES;
      o Costs of membership and implementation.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

      o The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
      o The company's level of disclosure is comparable to or better than information provided by industry peers; and
      o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
      o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
      o The company does not directly source from CAFOs.


ENVIRONMENTAL-ECONOMIC RISK REPORT
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
      o The feasibility of financially quantifying environmental risk factors;
      o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
      o The costs associated with implementing improved standards;
      o The potential costs associated with remediation resulting from poor environmental performance; and
      o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
      o The company does not maintain operations in Kyoto signatory markets;
      o The company already evaluates and substantially discloses such information; or,
      o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
      o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
      o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
      o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
      o The company does not currently have operations or plans to develop operations in these protected regions; or,
      o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
      o The nature of the company's business and the percentage affected;
      o The extent that peer companies are recycling;
      o The timetable prescribed by the proposal;
      o The costs and methods of implementation;
      o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
      o The company is in compliance with laws governing corporate political activities; and
      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
      o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
      o The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
      o The relevance of the issue to be linked to pay;
      o The degree that social performance is already included in the company's pay structure and disclosed;
      o The degree that social performance is used by peer companies in setting pay;
      o Violations or complaints filed against the company relating to the particular social performance measure;
      o Artificial limits sought by the proposal, such as freezing or capping executive pay
      o Independence of the compensation committee;
      o Current company pay levels.

OUTSOURCING/OFFSHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
      o Risks associated with certain international markets;
      o The utility of such a report to shareholders;
      o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
      o There are serious controversies surrounding the company's China operations; and
      o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
      o The nature and amount of company business in that country;
      o The company's workplace code of conduct;
      o Proprietary and confidential information involved;
      o Company compliance with U.S. regulations on investing in the country;
      o Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
      o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

      o Agreements with foreign suppliers to meet certain workplace standards;
      o Whether company and vendor facilities are monitored and how;
      o Company participation in fair labor organizations;
      o Type of business;
      o Proportion of business conducted overseas;
      o Countries of operation with known human rights abuses;
      o Whether the company has been recently involved in significant labor and human rights controversies or violations;
      o Peer company standards and practices;
      o Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
      o The company does not operate in countries with significant human rights violations;
      o The company has no recent human rights controversies or violations; or
      o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
      o Company compliance with or violations of the Fair Employment Act of 1989;
      o Company antidiscrimination policies that already exceed the legal requirements;
      o The cost and feasibility of adopting all nine principles;
      o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
      o The potential for charges of reverse discrimination;
      o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
      o The level of the company's investment in Northern Ireland;
      o The number of company employees in Northern Ireland;
      o The degree that industry peers have adopted the MacBride Principles;
      o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
      o Whether the company has in the past manufactured landmine components;
      o Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
      o What weapons classifications the proponent views as cluster bombs;
      o Whether the company currently or in the past has manufactured cluster bombs or their components;
      o The percentage of revenue derived from cluster bomb manufacture;
      o Whether the company's peers have renounced future production.

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
      o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
      o Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
      o The information is already publicly available; or
      o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
      o The board composition is reasonably inclusive in relation to companies of similar size and business; or
      o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
      o The degree of board diversity;
      o Comparison with peer companies;
      o Established process for improving board diversity;
      o Existence of independent nominating committee;
      o Use of outside search firm;
      o History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
      o The company has well-documented equal opportunity programs;
      o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
      o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
      o The composition of senior management and the board is fairly inclusive;
      o The company has well-documented programs addressing diversity initiatives and leadership development;
      o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
      o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote  CASE-BY-CASE on conversion proposals, considering the following factors:
      o Past performance as a closed-end fund;
      o Market in which the fund invests;
      o Measures taken by the board to address the discount; and
      o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote  CASE-BY-CASE on proxy contests, considering the following factors:
      o Past performance relative to its peers;
      o Market in which fund invests;
      o Measures taken by the board to address the issues;
      o Past shareholder activism, board activity, and votes on related proposals;
      o Strategy of the incumbents versus the dissidents;
      o Independence of directors;
      o Experience and skills of director candidates;
      o Governance profile of the company;
      o Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
      o Proposed and current fee schedules;
      o Fund category/investment objective;
      o Performance benchmarks;
      o Share price performance as compared with peers;
      o Resulting fees relative to peers;
      o Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
      o Stated specific financing purpose;
      o Possible dilution for common shares;
      o Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
      o Potential competitiveness;
      o Regulatory developments;
      o Current and potential returns; and
      o Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
      o The fund's target investments;
      o The reasons given by the fund for the change; and
      o The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Vote  CASE-BY-CASE on name change proposals, considering the following factors:
      o Political/economic changes in the target market;
      o Consolidation in the target market; and
      o Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
      o Potential competitiveness;
      o Current and potential returns;
      o Risk of concentration;
      o Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
      o Strategies employed to salvage the company;
      o The fund's past performance;
      o The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
      o The degree of change implied by the proposal;
      o The efficiencies that could result;
      o The state of incorporation;
      o Regulatory standards and implications.

Vote AGAINST any of the following changes:
      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
      o Removal of shareholder approval requirement for amendments to the new declaration of trust;
      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
      o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
      o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

      o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote  CASE-BY-CASE on re-incorporations, considering the following factors:
      o Regulations of both states;
      o Required fundamental policies of both states;
      o The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
      o Fees charged to comparably sized funds with similar objectives;
      o The proposed distributor's reputation and past performance;
      o The competitiveness of the fund in the industry;
      o The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:
      o Resulting fee structure;
      o Performance of both funds;
      o Continuity of management personnel;
      o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
      o Performance of the fund's Net Asset Value (NAV);
      o The fund's history of shareholder relations;
      o The performance of other funds under the advisor's management.

                               FUND VANTAGE TRUST

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS.

(a)(i) Agreement and Declaration of Trust filed as exhibit 23(a)(1) to the Registrant's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 7, 2007 (the "Initial Registration Statement").

(a)(ii) Certificate of Trust filed as exhibit 23(a)(ii) to the Initial Registration Statement.

(b)               By-Laws  filed  as  exhibit  23(b) to the Initial Registration
                  Statement.

(c) See Articles 3, 7 and 8 of the Agreement and Declaration of Trust filed as exhibit 23(a)(i) to the Initial Registration Statement.

(d)(i) Investment Advisory Agreement with MBIA Capital Management Corp. ("MBIA-CMC") filed as exhibit 23(d)(1) to the Registrant's Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 27, 2007 ("Pre-No. 1").

(d)(ii) Form of Investment Advisory Agreement with Lateef Investment Management, L.P. filed herewith.

(e)               Underwriting Agreement filed as exhibit 23(e) to Pre-No. 1.

(f)               Not applicable.

(g)               Custodian Services Agreement filed as exhibit 23(g) to Pre-No.
                  1.

(h)(i) Transfer Agency Services Agreement filed as exhibit 23(h) (i) to Pre-No. 1.

(h)(ii)           Administration  and  Accounting  Services  Agreement  filed as exhibit 23(h)(ii) to Pre-No. 1.

(h)(iii) Expense Limitation/Reimbursement Agreement with MBIA-CMC filed as exhibit 23(h)(iii) to Pre-No. 1.

(i)               Legal Opinion of Pepper Hamilton LLP filed herewith.

(j) Consent of PricewaterhouseCoopers LLP filed as exhibit 23(j) to Pre-No. 1.

(k)               Not applicable.

(l)               Initial Capital Agreement filed as exhibit 23(l) to Pre-No. 1.

(m) Plan of Distribution Pursuant to Rule 12b-1 filed as exhibit 23(m) to Pre-No. 1.

(m)(i) Lateef Plan of Distribution Pursuant to Rule 12b-1 filed herewith.

(n)               Multiple  Class Plan  Pursuant  to Rule 18f-3 filed as exhibit
                  23(m) to Pre-No.1

(n)(i) Amended Multiple Class Plan Pursuant to Rule 18f-3 filed herewith.

(o)               [RESERVED]

(p)(i) Code of Ethics of the Registrant filed as exhibit 23(p)(i) to Pre-No. 1.

(p)(ii) Code of Ethics of MBIA-CMC filed as exhibit 23(p)(ii) to Pre-No. 1.

(p)(iii) Code of Conduct of PFPC Distributors, Inc. filed as exhibit 23(p)(iii) to Pre-No. 1.

(p)(iv) Code of Ethics of Lateef Investment Management, L.P. filed herewith.

(q) Powers of Attorney for Robert J. Christian, Iqbal Mansur and Nicholas M. Marsini filed as exhibit 23(q) to Pre-No. 1.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

Not applicable.

ITEM 25. INDEMNIFICATION.

The Registrant's Agreement and Declaration of Trust (the "Agreement") and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 23(a)(1) and the Registrant's by-laws which have been incorporated by reference as
Exhibit 23(b).)

The Investment Advisory Agreement with MBIA Capital Management Corporation provides, among other things, that the investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement ("disabling conduct"). In addition, the Funds have agreed to indemnify the investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreement which has been incorporated by reference as Exhibit 23(d)(1).)

The Underwriting Agreement with PFPC Distributors, Inc. provides, among other things, that the Registrant will indemnify, defend and hold harmless the distributor and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys' fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and
(b) any action taken or omitted to be taken by the distributor in connection with the provision of services to the Registrant except that the distributor shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the distributor's willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibit 23(e).)

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

MBIA-CMC is a direct wholly owned subsidiary of MBIA Asset Management LLC, a Delaware limited liability company with principal offices at 113 King Street, Armonk, NY, 10504 and an indirect wholly-owned subsidiary of MBIA Inc. ("MBIA"), a Connecticut corporation with principal offices at the same address. MBIA Inc. is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934. The following is a list of other substantial business activities in which directors or officers of MBIA-CMC engaged as director, officer, employee, partner, or trustee are engaged.

The directors and officers of MBIA-CMC are provided on MBIA-CMC's most recently filed Schedule A of Form ADV (IARD No. 37214), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of MBIA-CMC who are engaged in any other business, profession, vocation or employment of a substantial nature.


                           Position with             Other Substantial
Name                       MBIA-CMC                  Business Activities
------------------------   ----------------------    ---------------------------
Clifford D. Corso          President, Director       Chief Investment Officer,
                                                     MBIA Insurance
Leonard I. Chubinsky       Secretary                 Assistant General
                                                     Counsel, MBIA Insurance
William C. Fallon          Director                  Head of Structured
                                                     Finance, MBIA Insurance


Lateef Investment Management, L.P. ("Lateef") is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef Capital Partners, LLC is the general partner of Lateef. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Lateef Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. Lateef, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Lateef Fund in accordance with its investment objective, policies and limitations.

The general and limited partners of Lateef are provided on Lateef's most recently filed Schedule A of Form ADV (IARD No. 107049), which is incorporated herein by reference. The directors and officers of Lateef are not engaged in any other business, profession, vocation or employment of a substantial nature.

                               Position with                                   Other Substantial
Name                           MBIA-CMC                                        Business Activities
---------------------------    --------------------------------------------    ---------------------
Khateeb A. Lateef              Owner and Managing Member of Lateef             None
                               Capital Partners LLC; Limited Partner and
                               Managing Director of Lateef Investment
                               Management LP


Ryan F. Willson                Owner and Managing Member of Lateef             None
                               Capital Partners LLC; Limited Partner and
                               Managing Director of Lateef Investment
                               Management LP

Scott C. Chapman               Owner and Managing Member of Lateef             None
                               Capital Partners LLC; Limited Partner and
                               Managing Director of Lateef Investment
                               Management LP

Justus H. Leachman             Owner and Managing Member of Lateef             None
                               Capital Partners LLC; Limited Partner and
                               Managing Director of Lateef Investment
                               Management LP

Quoc K.  Tran                  Limited Partner and Managing Director of        None
                               Lateef Investment Management LP


Item 27.  Principal Underwriter

     (a) PFPC Distributors, Inc. (the "Underwriter") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of July 11, 2007, the Underwriter acted as principal underwriter for the following investment companies:

                           AFBA 5 Star Funds, Inc.
                           Aston Funds
                           Atlantic Whitehall Funds Trust
                           BHR Institutional Funds
                           CRM Mutual Fund Trust
                           E.I.I. International Property Fund
                           E.I.I. Realty Securities
                           FundVantage Trust
                           GuideStone Funds
                           Highland Floating Rate Fund
                           Highland Floating Rate Advantage Fund
                           Highland Funds I
                           Kalmar Pooled Investment Trust
                           Matthews Asian Funds
                           Metropolitan West Funds
                           New Alternatives Fund
                           Old Westbury Funds
                           PAX World Funds Series Trust I
                           The RBB Fund, Inc.
                           Stratton Multi-Cap Fund
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Sterling Capital Small Cap Value Fund
                           The Torray Fund
                           Van Wagoner Funds
                           Wilshire Mutual Funds, Inc.
                           Wilshire Variable Insurance Trust


              Distributed  by  BB&T  AM   Distributors,   Inc.,  a  wholly-owned
              subsidiary of PFPC Distributors, Inc.:

                           BB&T Funds

              Distributed  by  BlackRock  Distributors,   Inc.,  a  wholly-owned
              subsidiary of PFPC Distributors, Inc.:

                           BlackRock Funds
                           BlackRock Bond Allocation Target Shares
                           BlackRock Liquidity Funds
                           International Dollar Reserve Fund I, Ltd.

              Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           MGI Funds

              Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds
                           Northern Institutional Funds

     (b) The Underwriter is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Underwriter is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

          The following is a list of the directors and executive officers of the
          Underwriter:

              Name                          Position(s) with Distributor
              ----                          ----------------------------
              Brian Burns                   Chairman; Director;
                                            President; Chief Executive Officer
              Michael Denofrio              Director
              Nicholas Marsini              Director
              Rita G. Adler                 Chief Compliance Officer
              John Munera                   Anti-Money Laundering Officer
              Jodi Jamison                  Chief Legal Officer
              Julie Bartos                  Assistant Secretary; Assistant Clerk
              Charlene Wilson               Treasurer; Chief Financial Officer;
                                            Financial & Operations Principal
              Maria Schaffer                Assistant Treasurer; Controller
              Bruno Di Stefano              Vice President
              Susan K. Moscaritolo          Vice President; Secretary and Clerk

     (c)  Not applicable.


ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records are maintained by the Registrant, or on its behalf by PFPC, administrator, transfer agent, dividend-paying agent and accounting services agent.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A or B.

ITEM 30. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware on the 6th day of August 2007.

                                      FUNDVANTAGE TRUST


                             By:      /s/ Joel Weiss
                                      ------------------------------
                                      Joel Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Robert J. Christian*            Chairman of the Board and Trustees       August 6, 2007
--------------------------------
Robert J. Christian


/s/ Iqbal Mansur*                   Trustee                                  August 6, 2007
--------------------------------
Iqbal Mansur


/s/ Nicholas M. Marsini, Jr.*       Trustee                                  August 6, 2007
--------------------------------
Nicholas M. Marsini, Jr


/s/ James Shaw                      Treasurer and CFO                        August 6, 2007
--------------------------------
James Shaw


/s/ Joel Weiss                      President and CEO                        August 6, 2007
--------------------------------
Joel Weiss





*        By:       /s/ Joel Weiss
                   -----------------
                   Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT

23(d)(ii)     Form of  Investment  Advisory  Agreement  with  Lateef  Investment
              Management, L.P.

23(i)         Legal Opinion of Pepper Hamilton LLP

23(m)(i)      Lateef Plan of Distribution Pursuant to Rule 12b-1

23(n)(i)      Amended Multiple Class Plan Pursuant to Rule 18f-3

23(p)(iv)     Code of Ethics of Lateef Investment Management, L.P.